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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2006

                             CHICOPEE BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                      0-51996             20-4840562
        -------------                      -------             ----------
(State or other jurisdiction of          (Commission         (IRS Employer
Incorporation or organization)           File Number)        Identification No.)


70 CENTER STREET, CHICOPEE, MASSACHUSETTS                         01013
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (413) 594-6692
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On August 9, 2006, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced its financial results for the quarter ended June 30, 2006. The press release announcing financial results for the quarter ended June 30, 2006 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (d)    Exhibits

              Number        Description
              ------        -----------

              99.1          Earnings Press Release Dated August 9, 2006






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHICOPEE BANCORP, INC.
                                       ----------------------
                                       (Registrant)



Date: August 10, 2006                  By: /s/ William J. Wagner
                                           -------------------------------------
                                           William J. Wagner
                                           President and Chief Executive Officer





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